OUS/RFU/Non-MRT/2024   1   You previously elected to receive fifty percent (50%) of the dollar value of your long-term incentive Award in the form of Restricted Stock Units and fifty percent (50%) of the dollar value of your award in the form of Restricted Fund Units. This Notice of Grant along with the terms of the document the terms and conditions of your Restricted Stock Unit Award and your Restricted Fund Unit Award. The terms of your Restricted Stock Unit Award and your Restricted Fund Unit Award are governed by this Notice of Grant and the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan (the “2020 Long-Term Incentive Plan”), which document the terms and conditions of your Awards and together constitute your Award Agreement. Unless otherwise provided in this Notice of Grant, the terms of the 2020 Long-Term Incentive Plan and any determinations or resolutions of the Board or the Administrator, or its designee, shall govern and control your Award. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the 2020 Long-Term Incentive Plan and the relevant determinations or resolutions. The value of your Restricted Stock Unit Award is reflected above in the form of the number of Restricted Stock Units awarded, rounded up to the nearest whole Restricted Stock Unit. The dollar value of your Restricted Fund Unit Award can be found by logging on to the Workplace Retirement Site through the T. Rowe Price Exchange. Through the Workplace Retirement Site, you can see and monitor your Restricted Fund Unit Award. Your receipt of Awards under the 2020 Long-Term Incentive Plan recognizes that you play a key role in the long-term success of T. Rowe Price Group, Inc. (Price Group) and affords you the opportunity to participate alongside our other stockholders in that success. NOTICE OF RESTRICTED STOCK UNIT GRANT On December __, 2024 (the “RSU Grant Date”), Price Group granted you the above listed restricted stock units pertaining to Price Group common stock as a service-based Restricted Stock Units award under the 2020 Long-Term Incentive Plan. The closing price of Price Group common stock on the RSU Grant Date was __________ USD per share. The Restricted Stock Units, upon vesting, convert to shares of Price Group common stock, as described in the 2020 Long-Term Incentive Plan regarding Awards of Restricted Stock Units. Restricted Stock Unit Vesting Schedule: Except as otherwise provided in the 2020 Long-Term Incentive Plan, so long as your Service with Price Group and/or its affiliates is continuous from the RSU Grant Date through the applicable date upon which vesting is scheduled to occur and provided that you comply with the terms of the Award Agreement, the Stock Units will become vested and will be converted to shares of Price Group common stock in installments on the vesting dates set forth in the vesting schedule below. [VESTING SCHEDULE] Dividend Equivalents: You shall not have any rights as a stockholder until your Stock Units vest and you are issued shares of Price Group common stock in cancellation of the vested Stock Units. If Price Group declares a dividend, you will receive a Dividend Equivalent payment in cash equal to the actual dividend per share of Price Group common stock that is declared multiplied by the number of unvested Stock Units. NOTICE OF RESTRICTED FUND UNIT GRANT On December 20, 2024 (the “RFU Grant Date”), Price Group granted you fifty percent (50%) of the dollar value of your long-term incentive Award as a service-based Restricted Fund Unit award under the 2020 Long-Term Incentive Plan.

OUS/RFU/Non-MRT/2024   2   Separately, as part of receiving this Restricted Fund Unit Award you were able to select a Measurement Fund(s) in which the value of this Restricted Fund Unit award shall be notionally invested for the purpose of crediting or debiting hypothetical investment earnings (gains and losses) on your award. If you do not timely elect a Measurement Fund(s), your Restricted Fund Unit award will be notionally invested in the Default Measurement Fund in effect on the RFU Grant Date of the related Restricted Fund Unit award. Any such Measurement Fund election with respect to this Restricted Fund Unit award (even if it the Default Measurement Fund) shall be irrevocable for the life of that Restricted Fund Unit Award. As of the RFU Grant Date, the dollar value of your Restricted Fund Unit award shall be notionally invested in the number of units of the applicable Measurement Fund(s), based on (i) the percentage of the dollar value of your Restricted Fund Unit award you chose to invest in each Measurement Fund selected, and (ii) the Net Asset Value Per Share as of the RFU Grant Date of the Measurement Fund(s) selected. Upon vesting, the value of the Restricted Fund Unit award, which shall include any earnings on such award based on your Measurement Fund(s) election shall be paid to you in cash, as described in the 2020 Long-Term Incentive Plan regarding Awards of Restricted Fund Units which sets forth the terms and conditions of this grant. Restricted Fund Unit Vesting Schedule: Except as otherwise provided in the 2020 Long-Term Incentive Plan, so long as your Service with Price Group and/or its affiliates is continuous from the RFU Grant Date through the applicable vesting dates set forth in the vesting schedule below and provided that you comply with the terms of the Award Agreement, the noted percentage of the value of your Restricted Fund Unit award as of the applicable vesting date will become vested and that percentage of your Restricted Fund Unit award as of the vesting date will be distributed to you in cash as soon as administratively practicable following the vesting date, but in no event later than two and one-half months after the end of the calendar year in which the relevant portion of your Restricted Fund Unit otherwise vests. Vesting Date Percentage of Restricted Fund Unit Balance Distributed November 25, 2025 20% November 25, 2026 25% November 26, 2027 33.34% November 27, 2028 50% November 26, 2029 100% The 2020 Long-Term Incentive Plan describes additional circumstances under which you may earn the Restricted Stock Units and Restricted Fund Units. GENERAL TERMS Extended Notice Periods, and Restrictive Covenants: The granting of this award is conditioned on your agreeing to, and complying with, the restrictions set out separately in either the employment contract issued by your Price Group employing entity or the addendum to your employment contract issued by your Price Group employing entity (“Local Contract”). In order to earn and become entitled to the distribution of the value of your Awards pursuant to the terms of the 2020 Long-Term Incentive Plan, you must comply with the restrictions contained in the Local Contract without regard to whether or not any Award granted under this Notice of Grant has been

OUS/RFU/Non-MRT/2024   3   forfeited, paid, delivered, or repaid, at any time, including at the time of the termination of your Service with Price Group. Enforcement: Remedies for breach of the terms of the Local Contract. If you breach the terms of the Local Contract or otherwise breach any of the agreements or covenants set forth in this Notice of Grant you agree that in addition to any other provisions that are enforceable against you or remedies available to Price Group under the terms of the 2020 Long-Term Incentive Plan Price Group, all unvested Awards then held by you will be immediately forfeited for no consideration. Recoupment This Award is subject to any compensation recoupment policy adopted by the Board or the Administrator prior to or after the effective date of the 2020 Long-Term Incentive Plan, as such policy may be amended from time to time after its adoption, including, but not limited to, as provided in Section 16(h) of the 2020 Long-Term Incentive Plan, Price Group’s Policy for Recoupment of Incentive Compensation or any successor thereto. Signature Your acceptance of this Notice of Grant, such acceptance to be in whatever form as may be required by or acceptable to Price Group, including, but not limited to by your signature, whether in wet or electronic form, includes (i) your acceptance of and agreement to be bound by the 2020 Long-Term Incentive Plan, and (ii) your acceptance of and agreement to comply with the terms of the Local Addendum without regard to whether or not any Award granted under this Notice of Grant has been forfeited, paid, delivered, or repaid, at any time, including at the time of the termination of your Service with Price Group. Your failure to affirmatively accept this grant will result in the cancelation of the Award documented in this Notice of Grant. This Award grant does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.